Annual Small / Mid Cap Conference

Disclosure The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements so long as such information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information. The use of words such as “may”, “might”, “will”, “should”, “expect”, “plan”, “outlook”,
“anticipate”, “believe”, “estimate", "appear”, “project”, “intend”, “future”, “potential” or
“continue”, and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-
looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements. the Company’s most recent
filings with the Securities and Exchange Commission, and other factors which may not be known to us. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. 2

Company Overview

Global Supplier of Energy Solutions Over 90% of bookings for the twelve months ended 9/30/09 of $1.7 billion from oil and gas infrastructure spending Compression is needed at every stage of the oil and gas production cycle – upstream, midstream and downstream A leading provider of rotating equipment / largest installed base /
industry leading alliances Aftermarket
Parts and
Services New Units 55% 45% 2008 Sales By Business Segment 2008 Revenues By Destination North America Asia Pacific 11% 41% Latin
America Europe Middle
East /Africa 25% 11% 12% 4

Extensive Global Presence



Edmonton, Alberta Canada
Naperville, IL
Hamilton, OH
Kongsberg, Norway
Spijkenisse, The Netherlands
Oberhausen, Germany
Bielefeld, Germany
Genoa, Italy
Seattle, WA
Aberdeen, Scotland, U.K.
Burlington, IA
Peterborough Cambridgeshire U.K.
Louisiana, MO
Sarnia, Ontario
Le Havre, France
Olean, NY
Rancho Dominguez, CA
Wellsville, NY
Painted Post, NY
Chirchik, Uzbekistan
Chula Vista, CA
Horsham, PA
Kiefer, OK
Shanghai, PRC
Chesapeake, VA
Tulsa, OK
Mayport, FL
Midland, TX
Jena, LA
Abu Dhabi UAE
Kemanan, Terengganu, Malaysia
Houston, TX
Baton Rouge, LA
Port Harcourt Nigeria
Naroda, India
Baroda, India
Angola Africa
Cilegon, Banten, Indonesia
Maracaibo, Edo. Zulia Venezuela
Campinas - SP, Brazil
Kuala Lumpur, Malaysia

WW Headquarters

Houston, Texas, USA

Regional Centers

Kuala Lumpur, Malaysia
Houston, Texas
Le Havre, France

Service Centers (35)

Global Operations (12)

Olean, New York
Wellsville, New York
Painted Post, New York
Burlington, Iowa
Houston, Texas
Le Havre, France
Oberhausen, Germany
Bielefeld, Germany
Kongsberg, Norway
Naroda, India
Shanghai, China
Peterborough, UK

DRESSER-RAND.

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Most Client Alliances in Industry ~ 50 Validation of Dresser-Rand’s Value Proposition 6

Solid Revenue and Income Growth 2008 2007 2006 2005 2004 $2,600 $2,080 $1,560 $1,040 $520 $0 2,523 2,195 1,839 1,446 1,119 2008 2007 2006 2005 2004 $2,400 $1,600 $800 $0 2,252 1,859 1,267 885 637
($ in Millions)
($ in Millions) 915 1,208 1,502 1,665 2,195 $0 $440 $880 $1,320 $1,760 $2,200 2004 2005 2006 2007 2008
($ in Millions)
($ in Millions) 75 116 188 241 338 $0 $70 $140 $210 $280 $350 2004 2005 2006 2007 2008 7

(1 9 Months / $ in Millions, except EPS) 9 Mos. 09 9 Mos. 08 Change Sales    New Units $974 $755 29%    Aftermarket 753 694 9%    Total $1,727 $1,449 19% Operating Income    New Units $129 $73 78%    Aftermarket 197 185 7%    Unallocated (60) (52) 15%    Total $266 $205 30% Net Income $169 $121 40% EPS $2.05 $1.43 43% Bookings    New Units $358 $1,013 -65%    Aftermarket 694 799 -13%    Total $1,051 $1,813 -42% 8

Business Model Characteristics ~ ½ revenues tied to new build-out – cyclical Flexible manufacturing model to effectively meet demand swings – mitigates large swings in new unit
margins ~ ½ revenues tied to installed base – much less cycle sensitive ~ 75% operating income from aftermarket (installed base) Strong value proposition Low capital intensity Strong Relative Performance in Both Up and Down
Cycles 9

New Units - Flexible Manufacturing Model Highly absorbed internally at cycle bottoms Able to flex capacity to meet cycle peaks Flexibility Through Supply Chain Management ($ in Millions) 2001 2008 08 vs. '01 Sales $877 $2,195 2 1/2 X Operating Income $21 $338 16 X   -  % of Sales 2.4% 15.4% Employees 6,084 6,400 5% Manufacturing Footprint ( Sq. Ft.) ~ 3.9 M ~ 4.0 M Small Change 10

New leadership team Implemented growth strategy ~10% CAGR past 8 years Key Initiatives: Sales Entitlement Model Leverage Alliances Expand Service Centers Added 11 since ’05 IPO Technology Leadership Applied Technology ’08 bookings $107 Acquisitions Tuthill, Gimpel, Peter
Brotherhood, Arrow,
Enginuity, Compressor
Renewal Services DRC Captures ~ 10% of Market Opportunity (Revenue $ in Millions) $0 $250 $500 $750 $1,000 ’90 ’91 ’92 ’93 ’94 ’95 ’96 ’97 ’98 ’99 ’00 ’01 ’02 ’03 ’04 ’05 '06 '07 '08 11

Nine Months
($ in Millions) Resilient Aftermarket Business Model $694 $799 9 months 2009 $105 or 13%
lower vs. year ago Reduction in orders from one
NOC ~ $(50) Unfavorable foreign
exchange impact ~ $(47) Quote activity strong Expect 4Q09 sequential improvement Full year within 5% of ’08
(adjusting for NOC and F/X
impacts) 684 676 47 68 18 $0 $300 $600 $900 Sept. 08 YTD Sept. 09 YTD Other Foreign Echange NOC Client 12

Unique Low Capital Intensity Business Model NWC as a % of LTM Sales 09 Sept. 2008 2007 2006 2005 2004 20.0% 15.0% 10.0% 5.0% 0.0% -5.0% 5.0% 1.5% 1.0% 4.5% 4.3% 15.9% * Period Ended * Reflects acquisition from Ingersoll Rand in 2004 Capex as a % of Sales 2009 ~ 1 ½ to 2% of sales Manufacturing strategy allows for low capital expenditures Aftermarket segment low
capital intensity Custom-engineered equipment ~12 to 15 month cycle time Customer advance payments and progress payments finance
working capital 1.1% 1.3% 1.3% 1.4% 1.8% 0.0% 0.5% 1.0% 1.5% 2.0% 2004 2005 2006 2007 2008 13

Strong Balance Sheet Net Debt to Capital Net Debt to Adjusted EBITDA 60% 40% 20% 0% 13% 20% 14% 32% 45% 56% 7 3/8% Notes Mature 2014 No Revolver Borrowings / $180
Used for Letters of Credit Net debt to total capital 13% Total debt $370 Net debt $172 Liquidity at 9/30/09 = $518 Cash $198 Revolver Availability $320 4.8 2.7 1.4 0.6 0.6 0.4 0.0 1.0 2.0 3.0 4.0 5.0 14

Outlook

Traditional Market Opportunities

Upstream



- Offshore production / FPSO (100+ next 5 yrs.)
- Tracking ~ 60 LNG projects (more than 20 FLNG)
- Awarded world's 1st FLNG project
- Peter Brotherhood acquisition / Samsung Techwin

Midstream



- Pipelines & storage (growth in Asia, China, India, US)
- Coal bed methane & shale opportunities
- Acquisitions strengthen position (Arrow; Enginuity; Compressor Renewal Services)

Downstream



- Refining – 200,000 bpd ~ $50MM opportunity
- Expansions e.g., Saudi Aramco Jubail & Yanbu
- Process upgrades, environmental compliance, energy conservation, difficult crudes
- Chemical (Asia, India & Middle East)

DRESSER-RAND.

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Emerging Market Opportunities

Subsea



ICS - "Only-In-Class" - DATUM derivative technology / close coupled motor / proprietary separation technology

1st commercial order – topside Petrobras P-18

CAES



Experience & Technology - Only operating installation in North America

Potential to combine with wind and solar

Government incentives and "Green" incentives

Tracking ~ 20 projects (100 MW ~ $50MM opportunity)

CO2 Sequestration



DRC has a significant amount of installed horsepower worldwide compressing CO2

Opportunity involving coal-fired power plants

Potential for carbon tax or Cap & Trade incentives

Ramgen supersonic compressor technology

DRESSER-RAND.

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17

($ and Shares in Millions) Full Year    Operating Income    $340 to $360 Fourth Quarter    Operating Income    $74 to $94    Interest Expense          $8.5 to $9.0    Effective Tax Rate          ~ 33%    Diluted Shares Outstanding      ~ 82.2 18

2010 New Units Outlook Inquiries remain at a high level Recovery in New Unit market appears underway New unit backlog at 9/30/09 = $1.3 billion Backlog scheduled to ship in 2010 = $680 million Revenues between $800 million to $1.0 billion Flexible manufacturing model preserving high single digit operating margin 19

($ in Millions) CAGR ~ 10% Sales $1,100 (mid-point) $475 High Book / Ship Short cycle time High # of transactions Revenues between $1.0 to $1.2 billion Market recovery NOC recovery Local presence – new
service locations Acquisitions gain traction                          $300 $600 $900 $1,200 20

2010 Summary Outlook($ and Shares in Millions) New Units Revenue $800 to $1,000 Aftermarket Revenue $1,000 to $1,200 Operating Income $260 to $300     - Unallocated Expenses $80 to $85 Interest Expense $30 to $35 Effective Tax Rate ~ 33% Diluted Shares O/S 82.5 21

Summary Believe we have sustainable competitive advantages:
Technology, Alliances, Installed Base, Service Network Believe we are very well positioned DRC Business Model Characteristics: Steady high margin aftermarket Flexible manufacturing model Results: Ability to meet significant New Unit demand swings with minimal disruption Good performance even in down markets Low capital intensity 22

www.dresser-rand.com info@dresser-rand.com